JPMORGAN INCOME FUNDS

JPMorgan Real Return Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated March 25, 2008
to the Statement of Additional Information dated July 1, 2007, as supplemented November 19, 2007

The chart regarding “Non-Performance Based Fee Advisory Accounts” in the section titled “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” is hereby revised to include the following information regarding the Portfolio Managers with respect to the Real Return Fund. The information shown is as of December 31, 2007.

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Real Return Fund
Timothy N. Neumann	7	$6,255.0	5	$2,847.0	67	$9,367.0
Donald A. Clemmenson	0	0	0	0	0	0

The chart regarding “Performance Based Fee Advisory Accounts” in the section titled “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” is hereby revised to include the following information regarding the Portfolio Managers with respect to the Real Return Fund. The information shown is as of December 31, 2007.

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Real Return Fund
Timothy N. Neumann	0	$0	0	$0	0	$0
Donald A. Clemmenson	0	0	0	0	0	0

As of December 31, 2007, Mr. Neumann and Mr. Clemmenson did not own any shares of the Real Return Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE

SUP-SAI-RRF-308